July 29, 2020

BNY MELLON SUSTAINABLE U.S. EQUITY FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Jeff Munroe and Yuko Takano are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017, and Ms. Takano has held that position since May 2019.  Mr. Munroe is the investment leader of the Global Equity team at Newton.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Jeff Munroe and Yuko Takano are the fund's primary portfolio managers.  Mr. Munroe has held that position since May 2017, and Ms. Takano has held that position since May 2019.  Mr. Munroe is the investment leader of the Global Equity team at Newton, where he has been employed since 1993.  Ms. Takano is a member of the Global Equity team and a portfolio manager on the Sustainable Global Equity strategy at Newton.  She joined Newton in 2011.  Newton's Responsible Investment team provides key input to the portfolio managers of this strategy including fundamental research and company-level ESG analysis, which leverages Newton's thematic research framework to identify sustainable investment themes, as well as controversy monitoring, company engagement and active proxy voting.

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